UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2011 (March 19, 2012)

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 19, 2012, the Compensation Committee of the Board of Directors approved awards of restricted stock units to the Company’s executive officers and certain other senior employees of the Company, under The Progressive Corporation 2010 Equity Incentive Plan, as amended (the “Plan”). Awards of time-based restricted stock units were structured consistent with prior awards, with vesting in equal installments of one-third each on January 1st of 2015, 2016 and 2017. Performance-based restricted stock units tied to the Company’s insurance operating results were awarded with terms and conditions substantially similar to those awarded to executives in 2011 (as further described in the Company’s Proxy Statement dated March 9, 2012, beginning on page 42 thereof), except that the expiration date for the performance-based awards will be January 31, 2017.

Performance-based restricted stock units tied to the Company’s investment performance were awarded for the first time to three executive officers. These awards will vest, if at all, depending on the performance of our fixed-income portfolio over a three year period (2012-2014) in comparison to a benchmark of comparable investment firms over the same period. A third party vendor will determine the benchmark firms that will be included in the analysis, based on objective criteria included in the award agreement, and will provide the performance results for the benchmark firms. These awards may vest from 0% to 200% of the number of units stated in the award agreement, as follows: a 0% vesting will occur if our results rank in the 25th percentile or below in comparison with the investment benchmark firms; a 200% vesting will occur if we rank in the 75th percentile or above; and there will be a straight line interpolation if our percentile ranking is between these two points. This vesting structure is contingent on shareholders approving an amendment to the Plan at our Annual Meeting of Shareholders in April 2012, as further described in our Proxy Statement (Item 10, beginning on page 66). If shareholders do not approve the amendment to the Plan at the Annual Meeting, these awards will automatically convert to the same structure as the performance-based awards described in the prior paragraph. The form of award agreements for these new investment-related performance-based restricted stock unit awards is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2012	THE PROGRESSIVE CORPORATION

	By:	/s/ Jeffrey W. Basch
	Name:	Jeffrey W. Basch
	Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
10	10.1	Form of Restricted Stock Unit Award Agreement for Performance-Based Awards (Investment Performance) under The Progressive Corporation 2010 Equity Incentive Plan, as amended

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